Exhibit 10.3

LINE OF CREDIT AGREEMENT

LINE OF CREDIT AGREEMENT entered into as of April 24, 2010, by and among Health Enhancement Products, Inc., a Nevada corporation (the “Company”), and Christopher Maggiore, an individual whose address is 6860 Chillingsworth Circle, Canton, OH 44718 (the “Investor”).

WITNESSETH:

WHEREAS, the Company is desirous of raising additional capital; and

WHEREAS, the Investor is interested in investing further in the Company;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

DESCRIPTION OF PROPOSED FINANCING

1.1.

Line of Credit.

Investor hereby agrees unconditionally to advance to the Company up to SIX HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($675,000), in such increments as the Company may request by written notice to the Investor given in accordance herewith during the term of this Agreement, which shall be for a period of one year.  The Investor shall deliver good US funds to the Company within three business days of receipt of the Company’s notice requesting funds.  Upon the Company’s receipt by wire transfer to the account designated by the Company of the first advance hereunder in immediately available funds, the Company shall promptly issue the Investor a promissory note in the form of Exhibit A hereto.  Upon the Company’s receipt by wire transfer to the account designated by the Company of each subsequent advance hereunder in immediately available funds, such Note shall be amended to state the aggregate amount of principal advanced to the Company hereunder.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor that:

2.1.

Organization of the Company.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

2.2.

Authorization of Transaction; Issuance of Notes.

(a)

The Company has the full power and authority to execute, deliver and perform this Agreement and the Note, to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby.  All necessary action, corporate or otherwise, has been taken by the Company to authorize the execution, delivery and performance of this Agreement and each the Note and consummation of the transactions contemplated hereby and thereby.  The Agreement has been, and the Note when issued will be, duly executed and delivered by the Company.  The Agreement is, and the Note, when issued, will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.3.

No Conflict of Transaction with Obligations and Laws.

Neither the execution, delivery and performance of this Agreement, nor execution, delivery and issuance of the Note, nor the performance of the transactions contemplated hereby and thereby, will: (a) conflict with or constitute a breach or violation of any provision of the charter or by-laws of the Company or any resolutions of the Company’s Board of Directors; (b) constitute (with or without the passage of time or giving of notice) a default under or breach of any other agreement, instrument or obligation to which the Company is a party or by which it or its assets are bound.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor hereby represents and warrants to the Company with respect to itself that:

3.1.

Investment Intent.

Investor is purchasing or acquiring the Note for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.  Investor hereby consents to the imposition of a legend substantially similar to the following on the Note, and Investor agrees to abide by the restrictions contained therein:

This Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be sold, transferred or assigned unless registered under the Securities Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Securities Act.

3.2.

Authorization.

Investor has the right, power and authority to enter into this Agreement, and to perform all of his obligations hereunder and thereunder.

3.3.

Restricted Securities.

Investor understands that the Note has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Investor’s investment intent as expressed herein.  Investor acknowledges that the Note must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  There is no market for the Note, nor is it expected that any such market will develop.

3.4.

Brokerage.

There are no valid claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based upon any arrangement or agreement made by or on behalf of Investor, and Investor agrees to indemnify and hold harmless the Company against any liability or expense to it arising out of such a claim to the extent that such claim arises out of actions or alleged actions of Investor.

3.5.

Information.

Investor acknowledges that he has received such information with respect to the investment in the Note as he has requested in connection with the investment decision.  Investor has reviewed all Company filings with the Securities and Exchange Commission. The officers of the Company have made available to Investor any and all written information which he has requested and have answered to each Investor’s satisfaction all inquiries made by such Investor.

3.6.

Qualification.

Investor has adequate net worth and means of providing for his current needs so that he can afford to sustain a complete loss of its investment in the Company.  Investor's overall commitment to investments which are not readily marketable is not disproportionate to his net worth and Investor’s investment in the Note will not cause such overall commitment to become excessive.  Investor is an “accredited investor” within the definition set forth in Rule 501(a) under the Securities Act.

ARTICLE 4. PREPAYMENT

4.1.

Optional Prepayments.

The Company may at any time and from time to time prepay the Note in whole or in part without penalty or premium.

4.2.

Evidence of Payment.

Upon any partial prepayment of the Note, such Note shall, at the option of the holder thereof, be either (i) surrendered to the Company in exchange for a new Note in the principal amount remaining unpaid on the Note surrendered and otherwise having the same terms and provisions as the Note surrendered, or (ii) made available to the Company at the place of prepayment or any other place specified by the Company for notation thereon of the portion of the principal amount so prepaid.

ARTICLE 5. MISCELLANEOUS

5.1.

Exchange or Replacement of Notes.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of a Note, the Company, upon delivery of a bond of indemnity satisfactory to it (or in case of mutilation upon surrender and cancellation of such Note), will issue a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

5.2.

Term and Termination.

(a)

This Agreement shall have a term of one year and may be terminated at any time by mutual consent of the parties.

(b)

If this Agreement shall be terminated in accordance with paragraph (a), each party will return all papers, documents, financial statements and other data furnished to it by or with respect to each other party to such other party (including any copies thereof made by the first party).

(c)

This Agreement shall terminate without further liability to any of the parties at such time as all of the obligations of the Company under the Note have been fully satisfied and discharged.

5.3.

Costs and Expenses.

Each party agrees to pay its own out -of-pocket costs and expenses in connection with the negotiation, execution, performance and enforcement of this Agreement and any amendments, waivers or consents with respect thereto, including without limitation the reasonable fees and out-of-pocket expenses of its own counsel.  If either party breaches its obligations hereunder or under the Note, the non-breaching party shall be entitled to reimbursement from the breaching party of its reasonable legal fees and costs incurred in connection with enforcing its rights hereunder or thereunder.

5.4.

Survival of Representations and Covenants.

All representations, warranties, covenants, agreements and obligations made herein or in any schedule, exhibit, notice, certificate or other document executed in connection herewith or delivered by any party to another party incident hereto shall be deemed to have been relied upon by the other party hereto and survive the execution and/or delivery thereof.

5.5.

Notices.

Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telegram) addressed as provided below and if either (a) actually delivered at said address, (b) in the case of delivery by facsimile transmission with receipt acknowledged, or recognized overnight courier service, one business day after transmittal, or (c) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested, or (d) in the case of electronic mail with receipt acknowledged:

If to the Company:

Health Enhancement Products, Inc.

7740 east Evans Rd.

Scottsdale, AZ 85260

Attn:  John Gorman, Director

Fax:  480 385 3801

Email:  john@heponline.com

With a copy to:

John G. Nossiff, Esq

The Nossiff Law Firm, LLP

300 Brickstone Sq., Suite 201

Andover, MA 01810

Fax:  978 470 1302

Email:  jnossiff@nossiff-law.com

If to the Investor, to:

Chris Maggiore

6860 Chillingsworth Circle

Canton, OH 44718

Fax:

Email: ChrisMagg@aol.com

With a copy to:

____________________

____________________

____________________

and in any case at such other address as the addressee shall have specified by written notice.  All periods of notice shall be measured from the date of delivery thereof.

5.6.

Confidentiality.

The Investor agrees he will keep confidential and not disclose or divulge any confidential, proprietary or secret information which they may obtain from the Company in connection with the transactions contemplated herein, unless such information is or hereafter becomes public information.

5.7.

Assignment; Rights of Successors and Assigns.

This Agreement shall be assignable by the Investor.  All representations, warranties, covenants, agreements and obligations hereunder made by or on behalf of the parties hereto shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

5.8.

Entire Agreement.

This Agreement (including all exhibits, all of which are hereby incorporated herein by reference) constitutes the entire agreement between the parties, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference.

5.9.

Amendments and Waivers.

Amendments to this Agreement may be made only upon the written consent of the Company and the Investor.  Compliance with any term or provision set forth herein or therein by the Company may be waived or consent given by the Investor to any action (either generally or in a particular instance and either retroactively or prospectively).

5.10.

Governing Law; Severability.

This Agreement shall be construed under and governed by the laws (other than choice of law provisions) of the state of Arizona For purposes of any action or proceeding involving this Agreement or the Note, Investor hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Arizona and consents to any order, process, notice of motion or other application to or by any of said courts or a judge thereof being served within or without such court’s jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule), and waives any right to contest the appropriateness of any action brought in any such court based upon lack of personal jurisdiction, improper venue or forum non conveniens. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

5.11.

Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

5.12.

Effect of Headings.

Any title of an article or section heading herein contained is for convenience of reference only and shall not affect the meaning of construction of any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto or their duly authorized representatives effective as of the date first above written.

Health Enhancement Products, Inc.

By: /S/ Janet L. Crance

Janet Crance, CFO

INVESTOR:

/S/ Chris Maggiore

Chris Maggiore

EXHIBIT A

PROMISSORY NOTE

Phoenix, Arizona

_________, 2010

FOR VALUE RECEIVED, the undersigned, Health Enhancement Products, Inc., a Nevada corporation with a chief executive office at 7740 East Evans Rd., Scottsdale, AZ 85260 (“Maker”), hereby promises to pay to the order of Chris Maggiore, an individual with a mailing address of 6860 Chillingsworth Circle, Canton, OH 44718 (“Holder”), the sum of all amounts advanced from time to time by the Holder to the Maker, as determined by the Maker’s financial books and records, and as specified on Schedule A hereto, as amended from time to time, provided that if there shall be any discrepancy between Schedule A and the Maker’s financial books and records, with respect to amounts advanced by Holder to Maker, the Maker’s financial books and records shall be controlling, absent manifest error.  This Note has been issued pursuant to that certain Line of Credit Agreement between Maker and Holder dated April 24, 2010.

Holder hereby authorizes Maker to endorse Schedule A hereto to reflect any further advances made by Holder to Maker.  Any failure by Maker to make an endorsement on Schedule A or any error in connection with the making of any endorsement to Schedule A shall in no way affect the Maker’s obligation to repay the principal amount, together with interest thereon, of all advances made by the Holder to the Maker.  Notwithstanding anything to the contrary contained herein, the amount of principal due under this Note shall be equal to the amount of advances actually made by the Holder to the Maker.  All outstanding principal sums shall be paid by Maker, together with interest on the unpaid principal amount from time to time outstanding, as set forth below.

The entire balance of outstanding principal and other fees and charges shall be due and payable on the earlier of an Event of Default (as defined below) or April 24, 2012) (the “Maturity Date”). The unpaid principal balance from time to time outstanding under this note shall accrue and bear interest at a rate per annum equal to seven percent (7.0%), until fully paid.  Interest and fees shall be calculated on the basis of a 365/366-day year for the actual number of days elapsed.  In no event shall interest payable hereunder exceed the highest rate permitted by applicable law.  To the extent any interest received by Holder exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.  The principal balance of this note may be prepaid in whole or in part, without premium or penalty, at any time.

Each of the following shall constitute an “Event of Default” hereunder: (i) Maker’s failure to make any payment when due hereunder (ii) the dissolution of Maker; (iii) with respect to Maker, the commencement of an action seeking reorganization, liquidation, dissolution or other relief under federal or state bankruptcy or insolvency statutes or similar laws, or seeking the appointment of a receiver, trustee or custodian for Maker or all or part of its assets, or the commencement of an involuntary proceeding against Maker under federal or state bankruptcy or insolvency statues or similar laws, which involuntary proceeding is not dismissed or stayed within thirty (30) days; or (iv) if Maker makes an assignment for the benefit of creditors.  In the event of an Events of Default, the obligations under this note shall become immediately due and payable without notice or demand.

Maker agrees to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses incurred, or which may be incurred, by Holder in connection with the enforcement and collection of this note and any other agreements, instruments and documents executed in connection herewith.  Such costs and expenses shall be payable upon demand for the same and until so paid shall be added to the principal amount of the note and shall bear interest (calculated on the basis of a 365/366-day year for the actual days elapsed) from the date incurred until paid at the highest rate applicable under this note.

Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this note, and assent to extensions of the time of payment or forbearance or other indulgence without notice.  No delay or omission of Holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy.  Acceptance by Holder of any payment after demand shall not be deemed a waiver of such demand.  A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

This instrument, together with the Line of Credit Agreement contains the entire agreement among Maker and Holder with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writings prior to the date hereof relating to the subject matter hereof.  This instrument may be amended, modified, waived, discharged or terminated only by a writing signed by Maker and accepted in writing by Holder.

This instrument shall be governed by Arizona law, without regard to the conflict of laws provisions thereof.  For purposes of any action or proceeding involving this note, Holder hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Arizona and consents to any order, process, notice of motion or other application to or by any of said courts or a judge thereof being served within or without such court’s jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule), and waives any right to contest the appropriateness of any action brought in any such court based upon lack of personal jurisdiction, improper venue or forum non conveniens.

This Note shall inure to the benefit of Holder’s heirs, personal representatives, executors, successors and assigns.

[Intentionally Left Blank]

Executed as an instrument under seal as of the date first above written.

MAKER:

HEALTH ENHANCEMENT PRODUCTS, INC.

/S/ Janet L. Crance

By:  Janet Crance, CFO

WITNESS:

_____________________________________

Print Name: ___________________________

SCHEDULE A

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO

Date of Advance

Amount of Advance

Advance Acknowledged by Maker’s CFO

$$

_________________________________

Janet Crance, CFO